EXHIBIT 10.1
                EXECUTIVE SERVICES AGREEMENT - EDWARD WELLS DALE
                               DATED JUNE 19, 2009



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EXECUTIVE SERVICES AGREEMENT







30DC, INC.


and


EDWARD WELLS DALE











Level 14
Australia Square
264-278 George Street
SYDNEY  NSW  2000
DX 129 SYDNEY
ABN 37 246 549 189
Tel:     (02) 9334 8555
Fax:     1300 369 656

WWW.HWLEBSWORTH.COM.AU













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

                                                TABLE OF CONTENTS


1.       DEFINITIONS AND INTERPRETATION......................................................................1

         1.1      DEFINITIONS................................................................................1
         1.2      INTERPRETATION.............................................................................2

2.       ENGAGEMENT AND PLACE OF WORK........................................................................3

         2.1      ENGAGEMENT.................................................................................3
         2.2      PRINCIPAL PLACE OF WORK....................................................................4

3.       COMMENCEMENT........................................................................................4

4.       REMUNERATION AND REVIEW.............................................................................4

         4.1      REMUNERATION...............................................................................4
         4.2      PERFORMANCE BONUS..........................................................................4
         4.3      REVIEW.....................................................................................4

5.       EXPENSES AND OTHER ENTITLEMENTS.....................................................................5

         5.1      EXPENSES...................................................................................5
         5.2      OTHER ENTITLEMENTS.........................................................................5
         5.3      ENTITLEMENT OF THE EXECUTIVE ON THE OCCURRENCE OF A TAKEOVER EVENT OR TRADE SALE...........5

6.       RESPONSIBILITIES AND DUTIES.........................................................................6

7.       LEAVE...............................................................................................7

         7.1      ANNUAL LEAVE...............................................................................7
         7.2      PAID PERSONAL/CARER'S LEAVE................................................................7
         7.3      PUBLIC HOLIDAYS............................................................................8
         7.4      UNPAID CARER'S LEAVE.......................................................................8
         7.5      UNPAID PARENTAL LEAVE......................................................................8
         7.6      COMPASSIONATE LEAVE........................................................................8
         7.7      LONG SERVICE LEAVE.........................................................................8
         7.8      DISCRETIONARY LEAVE........................................................................8
         7.9      ACCIDENT COMPENSATION LEAVE................................................................9

8.       POLICIES AND PROCEDURES.............................................................................9

9.       INTELLECTUAL PROPERTY...............................................................................9

10.      CONFIDENTIALITY....................................................................................10

11.      CONFLICT OF INTEREST...............................................................................10

12.      TERMINATION........................................................................................11

         12.1     RESTRICTION ON TERMINATION................................................................11
         12.2     BY THE COMPANY WITHOUT NOTICE.............................................................11
         12.3     BY THE COMPANY WITH NOTICE................................................................11
         12.4     BY THE EXECUTIVE WITH NOTICE..............................................................11
         12.5     CONSEQUENCES OF TERMINATION...............................................................12
         12.6     BOARD REACTION TO TERMINATION.............................................................12
         12.7     RETURN OF COMPANY PROPERTY................................................................12

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13.      REAPPOINTMENT......................................................................................13

         13.1     REAPPOINTMENT.............................................................................13
         13.2     FURTHER AGREEMENT.........................................................................13

14.      GRIEVANCE AND DISPUTE RESOLUTION PROCEDURE.........................................................13

         14.1     DISPUTE...................................................................................13
         14.2     NOTICE OF DISPUTE.........................................................................13
         14.3     DISPUTE RESOLUTION........................................................................13

15.      NOTICES............................................................................................14

16.      GENERAL PROVISIONS.................................................................................15

         16.1     GOVERNING LAW.............................................................................15
         16.2     ENTIRE AGREEMENT..........................................................................15
         16.3     NO RELIANCE...............................................................................15
         16.4     NO WAIVER.................................................................................15
         16.5     SEVERABILITY..............................................................................15
         16.6     BINDING NATURE............................................................................15
         16.7     NO VARIATION..............................................................................15
         16.8     NO ASSIGNMENT.............................................................................15
         16.9     COUNTERPARTS..............................................................................15
         16.10    EXTENT THAT THE LAW PERMITS...............................................................16
         16.11    SPECIFIC PERFORMANCE......................................................................16
         16.12    CUMULATIVE RIGHTS.........................................................................16


SCHEDULE................................................................................................... 17



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EXECUTIVE SERVICES AGREEMENT                                        HWL EBSWORTH
--------------------------------------------------------------------------------


EXECUTIVE SERVICES AGREEMENT


DATE                       19 June 2009
--------------------------

PARTIES
--------------------------

                           30DC, INC. of 69 Ardmillan Road, Moonee Ponds, Victoria, Australia


                                                                       (COMPANY)

                           EDWARD WELLS DALE of 69 Ardmillan Road, Moonee Ponds, Victoria, Australia

                                                                     (EXECUTIVE)


BACKGROUND
--------------------------

                           A. The Company offers the Executive employment on the terms and conditions set out in this Agreement.

                           B. The Executive wishes to accept the offer of employment on the terms set out in this Agreement.

--------------------------------------------------------------------------------

AGREEMENT

1.       DEFINITIONS AND INTERPRETATION
--------------------------------------------------------------------------------

1.1      DEFINITIONS

         In this Agreement, unless the context otherwise requires:

         30 DAY CHALLENGE BUSINESS means the internet marketing business and educational program owned and operated by the Company;

         30DC GROUP means the businesses and entities operating within the Company and includes the 30 Day Challenge Business, the Immediate Edge Business and the Facebook Applications Business;

         AGREEMENT means this agreement, the Schedules and Annexures attached to this agreement and any document or documents supplemental to this agreement;

         BOARD means the board of directors of the Company, and includes any committee of the Board duly appointed by it;

         BUSINESS DAY means a day which is not a Saturday, Sunday or public holiday in Delaware, United States of America;

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EXECUTIVE SERVICES AGREEMENT                                        HWL EBSWORTH
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         CHAIRMAN  means the person  appointed  as  Chairman of the Board of the
         Company from time to time;

         COMMENCEMENT DATE means the commencement date set out in Item 1 of the Schedule;

         CONFIDENTIAL INFORMATION has the meaning given in clause 10(a);

         EMPLOYMENT means the employment of the Executive under this Agreement;

         EMPLOYMENT COST means the remuneration package, including the Salary, non salary payments and benefits (for the avoidance of doubt this does not include performance-based bonuses referred to in clause 4.2) provided to the Executive in accordance with clauses 4 and 5 includes any applicable taxation payable on the components of the remuneration package (whether income tax, fringe benefits tax or otherwise), set out in Item 6 of the Schedule;

         FACEBOOK APPLICATIONS BUSINESS means the business of developing and operating the Facebook applications: "Peel a Meal", "Brimmies Super Cups" and "Pop the Top", owned and operated by the Company;

         IMMEDIATE EDGE BUSINESS means the online education and training business in internet marketing and small business start up, owned and operated by the Company;

         INTELLECTUAL PROPERTY means:

         (a)      copyright;

         (b) all rights conferred under statute, common law or equity in relation to inventions (including patents);

         (c)      registered and unregistered trademarks;

         (d)      registered and unregistered designs;

         (e)      circuit layouts; and

         (f) all other agreed rights resulting from intellectual activity in the industrial and mining fields;

         MONTH means calendar month;

         PRINCIPAL  PLACE OF WORK means the  principal  place of work set out in
         Item 3 of the Schedule;

         REASONABLE ADDITIONAL HOURS means hours in excess of normal working hours but such that the total number of hours worked per week does not exceed 48 hours in any given week;

         SALARY means the amount set out in Item 5 of the Schedule; and

         TERM means the term set out in Item 2 of the Schedule.

1.2      INTERPRETATION

         In this Agreement, unless the context otherwise requires:

         (a)      the singular includes the plural and vice versa;

         (b)      a reference to gender includes both genders;

         (c) the word "person" means a natural person and any association, body or entity whether incorporated or not;

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EXECUTIVE SERVICES AGREEMENT                                        HWL EBSWORTH
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         (d)      headings in this Agreement are for convenience only and do not affect its interpretation or construction;

         (e) a reference to writing includes any communication sent by post, fax or e-mail transmission;

         (f) where any word or phrase is defined, any other part of speech or other grammatical form of that word or phrase has a cognate meaning;

         (g) a reference to any statute, proclamation, rule, code, regulation or ordinance includes any amendment, consolidation, modification, re-enactment or reprint of it or any statute, proclamation, rule, code, regulation or ordinance replacing it;

         (h) a reference to US DOLLARS or USD or US$ is a reference to the lawful tender of the United States of America;

         (i) a reference to AUSTRALIAN DOLLARS or AUD or A$ is a reference to the lawful tender of the Commonwealth of Australia;

         (j) a reference to time refers to time in Delaware, United States of America;

         (k) mentioning anything after "include", "includes" or "including" does not limit what else might be included;

         (l) no rule of construction applies to the disadvantage of a party because this Agreement is prepared by (or on behalf of) that party;

         (m) a reference to any thing is a reference to the whole and each part of it;

         (n) a reference to a group of persons is a reference to all of them collectively and to each of them individually;

         (o) any direction, approval, discretion or decision given, exercised or made by the Board under this Agreement will be deemed to be a direction, approval, discretion or decision given, exercised or made by the Company pursuant to an irrevocable authority given to the Board by the Company to act for and on its behalf; and

         (p) any direction, approval, discretion or decision given, exercised or made by the Chairman under this Agreement will be deemed to be a direction, approval, discretion or decision given, exercised or made by the Company pursuant to an irrevocable authority given to the Chairman by the Board to act for and on behalf of the Company.

2.       ENGAGEMENT AND PLACE OF WORK
--------------------------------------------------------------------------------

2.1      ENGAGEMENT

         The Executive will:

         (a) be employed by the Company in the position of Chief Executive Officer of the Company, and will continue to be so employed for the Term unless the Employment is terminated by either party in accordance with the terms of this Agreement;

         (b) serve the Company as Chief Executive Officer under this Agreement with responsibility for planning, directing and controlling the operations of the Company in line with the strategy agreed by the Board and in accordance with the authority delegated to him by the Board from time to time. The Executive's key areas of responsibility are set out in Item 4 of the Schedule to this Agreement;

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EXECUTIVE SERVICES AGREEMENT                                        HWL EBSWORTH
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         (c)      serve the Company in such additional  offices or capacities as may be assigned to him by the Board from time to time consistent with his position; and

         (d) report to the Board or to such other persons as the Board may nominate from time to time.

2.2      PRINCIPAL PLACE OF WORK

         The Company acknowledges and agrees that the Executive shall perform the Employment at the Principal Place of Work or such other place nominated by him provided he is able to perform his duties as determined by the Board.

3.       COMMENCEMENT
--------------------------------------------------------------------------------

         The Executive will commence work on the Commencement Date.

4.       REMUNERATION AND REVIEW
--------------------------------------------------------------------------------

4.1      REMUNERATION

         (a) The Company will pay the Employment Cost to the Executive as remuneration for his services.

         (b) The Employment Cost will comprise the Salary and other entitlements as set out in clause 5.2 and shall otherwise be adjusted in accordance with this Agreement.

         (c) Subject to clause 4.1(d), the Executive will be entitled to receive the Employment Cost wholly by way of salary or partly by way of salary and partly by way of such other benefits as the Company may lawfully provide to him, as the Executive may elect from time to time consistent with the policy of the Company on such matters, provided that the cost to the Company, including any applicable fringe benefits tax, does not exceed the Employment Cost.

         (d) The Salary will be paid to the Executive by equal monthly instalments on the 15th day of each Month or as otherwise agreed.

         (e) The Executive's remuneration including the Employment Cost is compensation to the Executive for all time worked or time off in lieu of time worked, as such, the Executive is not entitled to additional payment for Reasonable Additional Hours worked, or time off in lieu of Reasonable Additional Hours worked.

4.2      PERFORMANCE BONUS

         In addition to the Employment Cost, the Board and the Executive will agree upon milestones for bonus achievement. The actual bonus amount and the method of payment will be determined by the Board in its absolute discretion, details of which are set out in Item 7 of the Schedule.

4.3      REVIEW

         (a) The Executive's remuneration will be subject to annual review by the Board. At each review, the Employment Cost will be reviewed having regard to such matters as the responsibilities of the Executive, the performance of the Company, the performance of the 30DC Group, the performance of the Executive, the remuneration available in the workforce outside the 30DC Group for persons with responsibilities and experience equivalent to those of the Executive and the benefits which have accrued and will accrue to the Executive

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EXECUTIVE SERVICES AGREEMENT                                        HWL EBSWORTH
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                  under this  Agreement.  At each review the Employment Cost may be increased by such amount as the Board may determine and any such increase will take effect on the date determined by the Board.

         (b) The Executive may, at any time in writing, request that the Employment Cost be varied. The Company may after a full investigation into performance agree to the variation of the Employment Cost and the terms of this Agreement shall be altered accordingly.

         (c) The Company shall not unreasonably refuse a request for variation of the Employment Cost. However, it shall not be unreasonable for the Company to refuse such a request where the request is made sooner than six Months after an earlier agreement has been reached between the parties in relation to the Employment Cost.

         (d) In the event that there is a change in the cost of the other entitlements provided to the Executive arising from any cause whatsoever, the Company shall have the right after notification to the Executive to alter the terms of the Agreement accordingly.

5.       EXPENSES AND OTHER ENTITLEMENTS
--------------------------------------------------------------------------------

5.1      EXPENSES

         The Company will reimburse the Executive for all reasonable business class travel, hotel, entertainment, home telephone, internet and other expenses properly incurred by him in the performance of his duties provided that the Executive must produce to the Board such records and receipts verifying those expenses as the Board may reasonably request in accordance with the Company's policy in this regard from time to time.

5.2      OTHER ENTITLEMENTS

         Without limiting clause 5.1 in any way, the Executive will also be entitled to:

         (a) use a Company credit or debit card linked to a designated expense account for such expenses as are reasonably incurred by the Executive in the performance of his duties provided that such expenses are supported by appropriate receipts; and

         (b) an appropriate level of coverage for a senior executive under the Company's director's and officer's insurance.

5.3 ENTITLEMENT OF THE EXECUTIVE ON THE OCCURRENCE OF A TAKEOVER EVENT OR TRADE SALE

         (a)      For the purposes of this clause 5.3:

                  (i) a TAKEOVER EVENT occurs if, at any time during the Term, an off-market bid, a market bid, scheme of arrangement or offer or invitation is made to all shareholders of the Company to purchase or otherwise acquire shares from them within a specified period and the bid, scheme or offer becomes unconditional, and:

                           (A) the offeror has at least 50% of the voting power in the Company; or

                           (B) the directors issue a statement recommending that the bid, scheme or offer (as the case may be) be accepted or approved by shareholders of the Company; and

                  (ii)     TRADE SALE means a sale of:

                           (A)      the  main  operating   subsidiaries  of  the
                                    Company;

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EXECUTIVE SERVICES AGREEMENT                                        HWL EBSWORTH
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                           (B)      all or a substantial part of the 30DC Group;
                                    or

                           (C) all or substantially all of the assets of the Company, during the Term.

         (b) Notwithstanding the provisions of clause 12.1, if a Trade Sale or a Takeover Event occurs and the Executive is required to resign as Chief Executive Officer of the Company and this Agreement is effectively terminated, then in addition to any other entitlements due to the Executive in accordance with the terms of this Agreement, the Executive will be entitled to:

                  (i) be paid a lump sum equal to at least the total of all amounts that, if the Employment had continued until the end of the Term, the Company would have become liable to pay to the Executive because of the Employment continuing during that period; and

                  (ii) be issued with that number of shares in the Company comprising 50% of the Salary.

6.       RESPONSIBILITIES AND DUTIES
--------------------------------------------------------------------------------

         (a)      During the course of the Employment, the Executive:

                  (i) will carry out the duties appropriate to his appointment as Chief Executive Officer and in so doing he must use his best endeavours to further the prosperity and enhance the reputation of the Company and the 30DC Group and must comply with all lawful orders and instructions given to him by the Board;

                  (ii) must not, without the prior written consent of the Board, directly or indirectly be engaged or interested in any other business activity competing with that of the 30DC Group but this will not preclude the Executive from holding or acquiring not more than 5% of the shares or securities of any corporation officially listed on any recognised stock exchange or holding or acquiring any real property by way of passive personal investment which holding or acquisition is not inconsistent with the intent of the foregoing provisions of this clause; and

                  (iii) may, with the prior written consent of the Board, accept appointments as a director of other corporations and to the boards of committees and charities and devote such time as may be necessary to these activities on such terms as the Board may agree.

         (b) Unless absent on leave as provided under this Agreement or through illness or injury, during the course of the Employment the Executive must devote the whole of his time and attention during normal working hours and at such other times as may be reasonably necessary to his duties and responsibilities and to the business of the 30DC Group.

         (c)      The Executive acknowledges that:

                  (i) the Employment Cost includes a provision for the Reasonable Additional Hours which the Executive may be required to work; and

                  (ii) he has no further entitlement to pay or time off in lieu for all such Reasonable Additional Hours worked by him.

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EXECUTIVE SERVICES AGREEMENT                                        HWL EBSWORTH
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                  (d)      The Executive  must  undertake such travel during the
                           course  of  the   Employment   as  the   Company  may
                           reasonably require from time to time.

                  (e) In addition to the above provisions the Executive must:

                           (i)      carry   out  all   lawful   and   reasonable
                                    instructions given to the Executive by the Board in relation to the Employment;

                           (ii) serve the Company and the 30DC Group faithfully, efficiently and diligently and exercise all due care and skill in the performance of the Executive's duties;

                           (iii) refrain from acting or giving the appearance of acting contrary to the interests of the Company and the 30DC Group;

                           (iv) not solicit or attempt to persuade any clients of the Company and the 30DC Group to use the services of any other business;

                           (v) keep confidential all raw data and trade secrets the Executive acquires during the Employment with the Company and the 30DC Group, including techniques, product information, client lists and any other information which is confidential to the Company and the 30DC Group; and

                           (vi) carry out any other duties reasonably required by the Company and the 30DC Group to the best of the Executive's skills and abilities.

         (f) Where appropriate, the Executive may be required to undertake training as arranged by the Company and the 30DC Group for the acquisition of a broader range of skills and competence and the better performance of the Executive's duties.

         (g)      Each of the Company and the  Executive  will act towards  each
                  other  with  respect  to  this   Agreement   and  all  matters
                  incidental to it in good faith.

7.       LEAVE
--------------------------------------------------------------------------------

7.1      ANNUAL LEAVE

         (a) The Executive shall be entitled to 20 working days' holidays in each calendar year (in addition to the usual public or statutory holidays) to be taken at such times as shall be agreed between the Executive and the Company.

         (b) Annual leave accrues every four weeks on a pro-rata basis and is cumulative.

7.2      PAID PERSONAL/CARER'S LEAVE

         (a)      The Executive is entitled to:

                  (i) accrue an amount of paid personal/carer's leave, for each completed four-week period of continuous service with the Company, of 1/13 of 20 days of paid personal leave; and

                  (ii) take an amount of paid personal/carer's leave if the amount of leave is accrued.

         (b) Paid personal leave accrues on a pro-rata basis and is cumulative.

         (c)      In relation to the accrual in clause 7.2(a)(i),  the Executive
                  will   accrue   this  leave  at  the  rate  of  20  days  paid
                  personal/carer's leave per annum.

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EXECUTIVE SERVICES AGREEMENT                                        HWL EBSWORTH
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         (d)      To be  entitled  to paid  personal  leave  during a period the
                  Executive must:

                  (i) give the Company notice that the Executive is (or will be) absent from the Employment during the period because of the Executive's illness or the Executive's injury, or to care for a member of the Executive's immediate family or household. The notice must be given to the Company as soon as reasonably practicable; and

                  (ii) for periods of paid personal/carer's leave of two days or more, provide the Company with either a medical certificate from a registered health practitioner, or if it is not reasonably practicable for the Executive to give the Company a medical certificate, a statutory declaration made by the Executive.

         (e) If at the time the Employment ends the Executive has untaken accrued paid personal leave, the Executive is not entitled to any payment in respect of that untaken leave.

7.3      PUBLIC HOLIDAYS

         The Executive is entitled to public holidays prescribed by the State of Delaware, United States of America and Australia.

7.4      UNPAID CARER'S LEAVE

         (a) The Executive is entitled to a period of up to two days' unpaid carer's leave for each occasion when a member of the Executive's immediate family, or a member of the Executive's household, requires care or support because of:

                  (i)      a personal illness, or injury, of the member; or

                  (ii)     an unexpected emergency affecting the member.

         (b) Notice of unpaid carer's leave must be given to the Company as soon as reasonably practicable.

7.5      UNPAID PARENTAL LEAVE

         The Executive is entitled to unpaid parental leave in accordance with the provisions of the laws of the State of Delaware.

7.6      COMPASSIONATE LEAVE

         (a) The Executive is entitled to two days' paid leave for each permissible occasion.

         (b) A permissible occasion is the death, serious injury or serious illness of the Executive's immediate family or a member of the Executive's household.

         (c) Notice of compassionate leave must be given to the Company as soon as reasonably practicable.

7.7      LONG SERVICE LEAVE

         The Executive is entitled to long service leave in accordance with applicable legislation.

7.8      DISCRETIONARY LEAVE

         All leave in addition to the leave entitlements outlined in this clause is at the discretion of the Company, including as to whether any such additional leave, if any, is paid or unpaid.

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EXECUTIVE SERVICES AGREEMENT                                        HWL EBSWORTH
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7.9      ACCIDENT COMPENSATION LEAVE

         (a) In the event of a claim for accident compensation being brought by the Executive, the Company shall pay the difference between compensation benefits available under the appropriate State and/or Federal legislation and the Salary for a maximum period of 52 weeks. The Executive may utilise accrued leave credits for absences beyond the period for which compensation is made. Leave without pay may be granted where entitlements to paid leave have been exhausted.

         (b)      Payments made under clause 7.9(a) shall cease on the date:

                  (i)      on which the Executive is fit to resume duty;

                  (ii) that the Executive receives a disability benefit from a retirement plan; or

                  (iii) on which a lump sum redemption is received, whichever comes first.

         (c) The Executive is obliged to refund any make-up pay received if the Executive receives a settlement sum in a civil claim which specifically compensates the Executive for make-up payments.

8.       Policies and procedures
--------------------------------------------------------------------------------

         (a) The Company, in order to comply with its legal obligations and employment best practice, will from time to time introduce policies and procedures with respect to, for example, workplace surveillance (including email and internet usage), anti-discrimination, equal employment opportunity and occupational health and safety.

         (b) The Executive agrees to read and become familiar with such policies and procedures and comply with them and encourage others to do likewise.

         (c)      These  policies  and  procedures  do not  form  part  of  this
                  Agreement  and  are  not  incorporated   into  the  terms  and
                  conditions of the Employment with the Company.

         (d) A policy or procedure introduced by the Company may contain provisions to redress breach of that policy. Steps taken by the Company to redress breach of a policy or procedure by the Executive may include warning, suspension or termination.

9.       Intellectual Property
--------------------------------------------------------------------------------

         (a) All rights of any nature in relation to Intellectual Property developed or created by the Executive using the Company's resources, on the Company's premises or in the course of the Employment, whether such Intellectual Property was created during business hours or not, will vest in the Company upon creation, and the Executive will have no claim to or interest of any nature in such Intellectual Property, unless otherwise agreed in writing by the Executive and the Company.

         (b) Notwithstanding clause 9(a), and to the extent possible, the Executive shall assign to the Company all present and future rights in relation to Intellectual Property developed or created by the Executive using the Company's resources, on the Company's premises or in the course of the Employment.

         (c)      The assignment in clause 9(b) is:

                  (i)      without restriction as to use or territory;

                  (ii)     in perpetuity; and

EXECUTIVE SERVICES AGREEMENT                                        HWL EBSWORTH
--------------------------------------------------------------------------------

                  (iii)    effective   without  any   further   payment  to  the
                           Executive, whether by way of royalty or otherwise, in consideration for the assignment.

         (d) The Executive must do all things necessary to give effect to this assignment.

         (e) The Executive gives consent to the Company for all acts or omissions (whether occurring before or after the date of this Agreement) made in relation to any work created during the course of the Employment, which would otherwise be an infringement of the Executive's moral rights in the relevant work.

10.      CONFIDENTIALITY
--------------------------------------------------------------------------------

         (a) During the Employment and at all times after the termination of the Employment, the Executive must not, except:

                  (i)      in the proper course of his duties;

                  (ii)     as may be required by law; or

                  (iii)    with the prior consent in writing of the Board,

                  divulge or disclose to any other person, firm or corporation any confidential information relating to the Company or the 30DC Group, being specifically any raw data, technology, or process which is confidential or of a sensitive nature and not already in the possession of the Executive prior to the Employment or in the public domain, or any trade secrets of which he may become possessed whilst employed in any way whatsoever by the Company (collectively referred to as the CONFIDENTIAL INFORMATION).

         (b) The Executive must not use or attempt to use the Confidential Information in any manner which will or may cause or be calculated to cause injury or loss to the Company or the 30DC Group.

         (c) During the Employment, the Executive must use his best endeavours to prevent the unauthorised disclosure of any of the Confidential Information by or to third parties.

         (d) The provisions of clauses 10(a) and 10(b) of this Agreement will continue to apply after termination of the Employment without limitation in point of time but will cease to apply to information or knowledge which may come into the public domain, other than by breach by the Executive of this Agreement.

         (e) Since any breach of the provisions of clauses 10(a), 10(b) and 10(c) of this Agreement may diminish the value of the Confidential Information, the Executive acknowledges that the Company, for itself and on behalf of the 30DC Group, will be entitled to equitable relief, including but not limited to injunctive relief and specific performance, without showing or proving actual damages sustained by the Company or the 30DC Group and the Executive also acknowledges that the Company and the 30DC Group will also be entitled to money damages.

11.      CONFLICT OF INTEREST
--------------------------------------------------------------------------------

         (a) The Executive must at the earliest opportunity, disclose in writing to the Board any financial, legal, professional or personal interest that may conflict with the conduct of his duties or responsibilities under this Agreement or with the business of the Company and the 30DC Group.

EXECUTIVE SERVICES AGREEMENT                                        HWL EBSWORTH
--------------------------------------------------------------------------------

         (b) The Executive may, with the prior written consent of the Board, engage in activities outside the Employment where:

                  (i) the Executive's involvement in such activities does not affect the performance of his official duties;

                  (ii)     there is no conflict of interest;

                  (iii)    there is no inconvenience to the Company; and

                  (iv) no Company property or resources are used for such activities without express permission of the Board.

12.      TERMINATION
--------------------------------------------------------------------------------

12.1     RESTRICTION ON TERMINATION

         Subject to the provisions of clauses 5.3(b) and 12.2, this Agreement may not be terminated by either party during the 24 Month period commencing on the Commencement Date.

12.2     BY THE COMPANY WITHOUT NOTICE

         (a) Where the Board decides to terminate the Employment for reasons specified in this clause, it may do so by giving notice effective forthwith and without payment of any salary, allowances or incentives of any nature, other than as accrued to the date of termination. Termination without notice may occur in circumstances where the Executive:

                  (i) is or becomes incapacitated by illness or injury from performing his duties under this Agreement for a period of not less than three consecutive Months or any periods aggregating not less than three Months in any period of 12 Months;

                  (ii)     is guilty of any serious or wilful misconduct;

                  (iii) is charged with any criminal offence which in the reasonable opinion of the Board brings the Executive, the Company or the 30DC Group into serious disrepute;

                  (iv) becomes prohibited by law from becoming or holding office as a director;

                  (v) is or becomes bankrupt or makes a composition or arrangement with his creditors generally or takes advantage of any statute for the relief of insolvent debtors; or

                  (vi) is or becomes of unsound mind or a person whose person or estate is liable to be dealt with under any law relating to mental health.

12.3     BY THE COMPANY WITH NOTICE

         Subject to clause 12.1, the Company may terminate the Employment at any time by giving six Months' notice in writing to the Executive.

12.4     BY THE EXECUTIVE WITH NOTICE

         Subject to clause 12.1, the Executive may terminate the Employment by giving six Months' notice in writing to the Company. If the Executive does not give the required period of notice then the Company may withhold money equivalent to the Executive's remuneration for the shortfall in the required period of notice, on the basis that amount be

EXECUTIVE SERVICES AGREEMENT                                        HWL EBSWORTH
--------------------------------------------------------------------------------

         forfeited by the Executive to the Company.

12.5     CONSEQUENCES OF TERMINATION

         Where either the Executive or the Company gives notice of termination of the Employment, on the date that notice is given or at any time after that during the currency of the notice, the Company may do any of
         (a), (b) or (c) below:

         (a) pay the Executive a lump sum equal to at least the total of all amounts that, if the Employment had continued until the end of the required period of notice, the Company would have become liable to pay to the Executive because of the Employment continuing during that period. If the Company makes that payment then the Employment terminates on tender by the Company to the Executive of that lump sum;

         (b) require the Executive to not attend for work (for the balance of the period of the notice); or

         (c) require the Executive to continue to attend for work or to work from another place (for the balance of the period of the notice) but to perform duties that are different to those the Executive were required to perform at times during the Employment, providing the Executive has the necessary skills and competencies to perform those duties.

12.6     BOARD REACTION TO TERMINATION

         If at any time either the Company or the Executive gives the other notice of termination of the Employment, the Board will immediately be entitled to:

         (a) require the Executive to resign from his position. The Executive irrevocably appoints the company secretary of the Company as his attorney to provide his resignation on his behalf;

         (b) appoint, with effect from such date as may be designated by the Board, another person to undertake, as successor to the Executive, the duties and responsibilities that were being carried out by the Executive immediately prior to the date upon which any such notice of termination is given; and

         (c) require the Executive to assist any person appointed as his successor to carry out the duties and responsibilities of Chief Executive Officer and to perform all such tasks and provide all such assistance to the successor as the Board may deem necessary and for such period within the six Month period of notice as the Board may determine to ensure an orderly handover of the Executive's duties and responsibilities to the successor.

12.7     RETURN OF COMPANY PROPERTY

         The Executive expressly covenants that he shall immediately upon the termination of the Employment deliver up to the Company all correspondence, documentation, specifications, papers, records (including for the avoidance of doubt all records held in electronic format) and all other property of the 30DC Group which may be in his possession or under his control and the Executive warrants that no copies of any such correspondence, documentation, specifications, papers, records or other property shall be retained by him.

EXECUTIVE SERVICES AGREEMENT                                        HWL EBSWORTH
--------------------------------------------------------------------------------


13.      REAPPOINTMENT
--------------------------------------------------------------------------------

13.1     REAPPOINTMENT

         Subject to clause 13.2:

         (a) at least six Months prior to the expiration of the Term, the Company and the Executive shall confer with the view to reaching agreement as to whether the Executive shall be re-appointed for a further term, and if so, on the terms for re-appointment; and

         (b) each party shall advise the other no later than four Months (or such other period as may be agreed in writing) prior to the expiration of the Term of their decision regarding re-appointment pursuant to clause 13.1(a).

13.2     FURTHER AGREEMENT

         Upon agreement in relation to re-appointment of the Executive in accordance with this clause 13:

         (a) the Executive shall enter a further agreement on termination or completion of this Agreement;

         (b) the continued service of the Executive shall be recognised under the new agreement so as to avoid any break of service; and

         (c) any accrued or pro-rata entitlements shall be carried forward into the new agreement.

14.      GRIEVANCE AND DISPUTE RESOLUTION PROCEDURE
--------------------------------------------------------------------------------

14.1     DISPUTE

         If any dispute arises out of this Agreement (DISPUTE), a party to the Agreement must not commence any court or arbitration proceedings unless the parties to the Dispute have complied with the following provisions of this clause 14, except where a party seeks urgent interlocutory relief.

14.2     NOTICE OF DISPUTE

         A party to this Agreement claiming that a Dispute has arisen out of or in relation to this Agreement must give written notice (NOTICE) to the other party to this Agreement specifying the nature of the Dispute.

14.3     DISPUTE RESOLUTION

         If the parties do not agree within seven days of receipt of the Notice (or such further period as agreed in writing by them) as to the:

         (a) dispute resolution technique (e.g. expert determination) and procedures to be adopted;

         (b)      timetable for all steps in those procedures; and

         (c) selection and compensation of the independent person required for such technique, the parties must mediate the Dispute in accordance with the mediation rules of the State of Delaware, and the mediator will be selected by the Superior Court of Delaware from the Superior Court's Mediator's List.

EXECUTIVE SERVICES AGREEMENT                                        HWL EBSWORTH
--------------------------------------------------------------------------------


15.      NOTICES
--------------------------------------------------------------------------------

         (a) A party must ensure that a notice it sends under this Agreement is in writing.

         (b) Subject to the requirements for service in any relevant legislation, a notice is deemed to be given:

                  (i)      if sent by hand, at the time of delivery;

                  (ii) if sent by facsimile transmission, at the time recorded on the transmission report;

                  (iii) if sent by e-mail, subject to the sending party receiving proof of a successful transmission, on the Business Day it is sent;

                  (iv) if the notice is sent by prepaid post, seven Business Days after posting; and

                  (v) if the notice is sent by registered mail, seven Business Days after the sender sends the notice.

         (c)      Clause 15(b)(ii) does not apply if:

                  (i) the intended recipient promptly informs the sender that the transmission was received in an incomplete or garbled form; or

                  (ii) the transmission report of the sender indicates a faulty or incomplete transmission.

         (d) If delivery or receipt is not on a Business Day or if receipt is later than 5.00 pm, local time at the place of delivery, then the notice is deemed to have been delivered and received on the next Business Day.

         (e) Subject to clause 15(g), a party must address a notice as follows:

         If to the Executive:

                   Address:            69 Ardmillan Road
                                       Moonee Ponds, Victoria 3039
                                       Australia
                   Email:              eddale@mac.com
                   Attention:          Edward Dale


         If to the Company:

                   Address:            30DC, INC.
                                       69 Ardmillan Road
                                       Moonee Ponds  VIC  3039
                                       AUSTRALIA
                   Facsimile:          +61 8 8338 4099
                   Email:              randall.ewens@corporatelogic.com.au
                   Attention:          Randall Ewens

         (f) A party must notify the other party that it has changed its address.

EXECUTIVE SERVICES AGREEMENT                                        HWL EBSWORTH
--------------------------------------------------------------------------------


         (g) A party must send a notice to the other party's last notified address.

         (h)      Despite   anything  in  this  clause  15,  a  party  does  not
                  effectively send a notice if that party knows that the intended recipient will not see the notice for the whole or a substantial part of the period in the notice.

16.      GENERAL PROVISIONS
--------------------------------------------------------------------------------

16.1     GOVERNING LAW

         This Agreement is governed by the laws of the State of Delaware, United States of America.

16.2     ENTIRE AGREEMENT

         (a) This Agreement contains the entire understanding between the parties in relation to its subject matter.

         (b) There are no express or implied conditions, warranties, promises, representations or obligations, written or oral, in relation to this Agreement other than those expressly stated in it or necessarily implied by law.

16.3     NO RELIANCE

         The Executive acknowledges that the Executive has entered into this Agreement without relying on any representation by the Company.

16.4     NO WAIVER

         (a) No failure, delay, relaxation or indulgence by a party in exercising any power or right conferred upon it under this Agreement will operate as a waiver of that power or right.

         (b) No single or partial exercise of any power or right precludes any other or future exercise of it, or the exercise of any other power or right under this Agreement.

16.5     SEVERABILITY

         If any provision of this Agreement is invalid, void or unenforceable, all other provisions which are capable of separate enforcement without regard to an invalid, void or unenforceable provision are and will continue to be of full force and effect in accordance with their terms.

16.6     BINDING NATURE

         This Agreement binds and inures for the benefit of the parties, their respective successors (including, in the case of natural persons, their legal personal representatives) and permitted assigns.

16.7     NO VARIATION

         This Agreement may not be varied except by written instrument executed by the parties.

16.8     NO ASSIGNMENT

         The Executive may not without the prior written consent of the Company assign or encumber all or any part of his rights under this Agreement or attempt or purport to allow another person to assume the Executive's obligations under this Agreement.

16.9     COUNTERPARTS

         (a) The parties may execute this Agreement in two or more counterparts.

EXECUTIVE SERVICES AGREEMENT                                        HWL EBSWORTH
--------------------------------------------------------------------------------


         (b)      The parties deem that each counterpart is an original.

         (c)      All counterparts together constitute one instrument.

16.10    EXTENT THAT THE LAW PERMITS

         The terms of this Agreement apply to the extent the law permits.

16.11    SPECIFIC PERFORMANCE

         The parties agree that:

         (a)      damages for breach of this Agreement are inadequate; and

         (b) a party is entitled to specific performance or injunctive relief or both.

16.12    CUMULATIVE RIGHTS

         A party's rights under this Agreement are in addition to the rights of the parties at law.

EXECUTIVE SERVICES AGREEMENT                                        HWL EBSWORTH
--------------------------------------------------------------------------------



                                                 SCHEDULE


ITEM 1                              June 2009
Commencement Date

ITEM 2                              The period of three years from the Commencement Date
Term

ITEM 3                              69 Ardmillan Road, Moonee Ponds, Victoria 3039 Australia
Principal Place of Work

ITEM 4                              The Executive's key areas of responsibility will include:
Key areas of responsibility
                                    1.       devoting  his time and  attention,  including  during the  Company's normal  business  hours,  to the  business and to the conduct of the affairs of the Company and the 30DC Group, as he may be directed;

                                    2.       using his best and  reasonable  efforts to promote the  interests of the  Company,  the 30DC  Group and  associated  entities  to aid the profitable operation of the Company and the 30DC Group;

                                    3.       reporting to the Board of the Company; and

                                    4.       leading  and  managing  the  day-to-day  operations  of  the  30  Day
                                             Challenge  Business,  the  Immediate  Edge  Business and the Facebook
                                             Applications Business as the Company may direct and any other related work that shall reasonably be requested by the Board

ITEM 5                              US$250,000
Salary

ITEM 6                              US$250,000 + US$                  =
Employment Cost                     US$

                                    1.       If the  revenue  of the 30DC  Group  in any  year of the  Employment
ITEM 7                                       calculated from the Commencement Date is doubled,  the Company shall
Performance bonus                            issue  to the  Executive  that  number  of  shares  in  the  Company comprising 50% of the Salary.

                                    2.       The   Executive   will be  entitled   to  participate  in any senior
                                             executive stock  option  plan  adopted by the Company on listing  on the OTC Bulletin Board.

                                    3.       The Executive  will be entitled to other such benefits and incentive payments,  as may be deemed  appropriate by the Company and the 30DC
                                             Group

EXECUTIVE SERVICES AGREEMENT                                        HWL EBSWORTH
--------------------------------------------------------------------------------



EXECUTED AS AN AGREEMENT



SIGNED for and on behalf of 30DC, INC. by   )/s/ Clinton Carey
its authorised officer:                     )...................................
                                              Director

                                              Clinton Carey
                                              ..................................
                                              (Print) Full Name



SIGNED by EDWARD WELLS DALE                 )
in the presence of:                         )



/s/ Robert John Somerville                 /s/ Edward Wells Dale
.......................................     .....................................
Signature of Witness                       Signature of EDWARD WELLS DALE

Robert John Somerville                     69 Ardmillan Road, Moonee Ponds
.......................................     .....................................
(Print) Name of Witness                    Address